                                                                    Exhibit m(4)


                                              SCHEDULE A
                                      TO THE AMENDED AND RESTATED
                              DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                              BETWEEN THE AMERICAN PERFORMANCE FUNDS AND
                                BISYS FUND SERVICES LIMITED PARTNERSHIP
                         (FORMERLY, THE WINSBURY COMPANY LIMITED PARTNERSHIP)
                                         DATED OCTOBER 1, 1993

Name of Fund                               Compensation*
------------                               -------------
American Performance Cash                  Annual rate of twenty-five one-hundredths
Management Fund                            of one percent (.25%) of American Performance
                                           Cash Management Fund's average daily net assets.

American Performance U.S.                  Annual rate of twenty-five one-hundredths
Treasury Fund                              of one percent (.25%) of American Performance
                                           U.S. Treasury Fund's average daily net assets.

American Performance                       Annual rate of twenty-five one-hundredths
Bond Fund                                  of one percent (.25%) of American Performance
                                           Bond Fund's average daily net assets.

American Performance                       Annual rate of twenty-five one-hundredths
Intermediate Bond Fund                     of one percent (.25%) of American Performance
                                           Intermediate Bond Fund's average daily net assets.

American Performance                       Annual rate of twenty-five one-hundredths
Intermediate Tax-Free Bond Fund            of one percent (.25%) of American Performance
                                           Intermediate Tax-Free Bond Fund's average daily net assets.

American Performance                       Annual rate of twenty-five one-hundredths
Equity Fund                                of one percent (.25%) of American Performance
                                           Equity Fund's average daily net assets.

                                        SCHEDULE A (CONTINUED)
                                      TO THE AMENDED AND RESTATED
                              DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                              BETWEEN THE AMERICAN PERFORMANCE FUNDS AND
                                BISYS FUND SERVICES LIMITED PARTNERSHIP
                         (FORMERLY, THE WINSBURY COMPANY LIMITED PARTNERSHIP)
                                         DATED OCTOBER 1, 1993

Name of Fund                               Compensation*
------------                               -------------
American Performance                       Annual rate of twenty-five one-hundredths
Aggressive Growth Fund                     of one percent (.25%) of American
                                           Performance Aggressive Growth Fund's average daily
                                           net assets.

American Performance                       Annual rate of twenty-five one-hundredths
Short-Term Income Fund                     of one percent (.25%) of American Performance
                                           Short-Term Income Fund's average daily net assets.

American Performance                       Annual rate of twenty-five one-hundredths
Balanced Fund                              of one percent (.25%) of American Performance
                                           Balanced Fund's average daily net assets.

American Performance                       Annual rate of twenty-five one-hundredths
Growth Equity Fund                         of one percent (.25%) of American
                                           Performance Growth Equity Fund's average daily
                                           net assets.

                           TO THE AMENDED AND RESTATED
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                   BETWEEN THE AMERICAN PERFORMANCE FUNDS AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
              (FORMERLY, THE WINSBURY COMPANY LIMITED PARTNERSHIP)
                              DATED OCTOBER 1, 1993


American Performance                  Annual rate of twenty-five one-hundredths
Small Cap Equity Fund                 of one percent (.25%) of American
                                      Performance Small Cap Equity Fund's
                                      average daily net assets.

[SEAL]                                AMERICAN PERFORMANCE FUNDS

                                      By: /s/ Jeffrey C. Cusick
                                          ------------------------------
                                           Jeffrey C. Cusick

                                      Title: VP
                                             ---------------------------

                                      Date:  January 21, 1999

                                      BISYS FUND SERVICES LIMITED
                                      PARTNERSHIP

                                      By:  BISYS Fund Services, Inc.,
                                      General Partner

                                      By: /s/ Walter B. Grimm
                                          ------------------------------
                                           Walter B. Grimm

                                      Title: SVP
                                             ---------------------------

                                      Date:  January 21, 1999

--------------

*  All fees are computed daily and paid monthly.

                                       -3-